                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      March 18,1999


                   NEW ENGLAND LIFE PENSION PROPERTIES III;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


             0-14052                                  04-2847256
      (Commission File Number)             (IRS Employer Identification No.)


    225 Franklin Street, 25th Floor
             Boston, MA                                 02110
(Address of principal executive offices)             (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On March 18, 1999, New England Life Pension Properties III; A Real Estate Limited Partnership (the "Partnership") sold its property known as North Cabot Industrial Park located in Hayward, CA. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $2,800,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Partnership. The Partnership received net proceeds of approximately $2,639,000 and recognized a gain of approximately $1,510,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended December 31, 1998 (Exhibit A). The pro forma income statement is presented for the fiscal year ended December 31, 1998(Exhibit B).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 1999        NEW ENGLAND LIFE PENSION PROPERTIES III;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                     (Registrant)



                         By:  Copley Properties Company III, Inc.
                              Managing General Partner

                              By:  /s/  J. Christopher Meyer, III
                              ------------------------------------
                              Name:  J. Christopher Meyer, III
                              Title:  President, Chief Executive
                              Officer and Director

New England Life Pension Properties III                           EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
December 31, 1998
Audited

                                                 Pro Forma     December 31, 1998
                            December 31, 1998    Adjustment        Pro Forma
                            -----------------    ----------        ---------
ASSETS

Real Estate Investments:

  Property, net                $6,156,334        $       --       $ 6,156,334
                               ----------        -----------      -----------
                                6,156,334                --         6,156,334

  Property held for
   disposition, net             1,197,305         (1,129,514)          67,791

Cash and cash equivalents       1,952,504          2,639,445 (a)    4,591,949
                               ----------        -----------      -----------
                               $9,306,143        $ 1,509,931      $10,816,074
                               ==========        ===========      ===========

LIABILITIES AND PARTNERS'
CAPITAL

Accounts payable               $   87,947        $       --       $    87,947
Accrued management fee             21,939                --            21,939
                               ----------        -----------      -----------
Total liabilities                 109,886                --           109,886
                               ----------        -----------      -----------

Partners' capital (deficit):
  Limited partners ($231.54
   and $485.54 per unit;
   respectively; 75,000
   units authorized, 68,414
   units issued and
   outstanding)                 9,196,048          1,494,832 (a)   10,690,880
                               ----------        -----------      -----------
  General partners                    209             15,099 (a)       15,308

Total partners' capital         9,196,257          1,509,931       10,706,188
                               ----------        -----------      -----------
                               $9,306,143        $ 1,509,931      $10,816,074
                               ==========        ===========      ===========

New England Life Pension Properties III                           EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1998
Audited

                                                 Pro Forma     December 31, 1998
                            December 31, 1998    Adjustment        Pro Forma
                            -----------------    ----------        ---------
Investment Activity

Property rentals               $1,294,563       $ (276,271)(b)    $1,018,292
Property operating expenses      (295,874)          63,302 (b)      (232,572)
Depreciation and amortization    (293,460)          75,115 (b)      (218,345)
                               ----------       ----------        ----------
                                  705,229         (137,854)          567,375

Joint venture earnings            619,051              --            619,051
Amortization                       (3,138)             --             (3,138)
                               ----------       ----------        ----------

  Total real estate operations  1,321,142         (137,854)        1,183,288

Gain on sales of property       6,391,800        1,509,931 (a)     7,901,731
                               ----------       ----------        ----------

  Total real estate activity    7,712,942        1,372,077         9,085,019

Interest on cash equivalents
  and short term investments      167,422              --            167,422
                               ----------       ----------        ----------

  Total investment activity     7,880,364        1,372,077         9,252,441

Portfolio Expenses

Management fee                    149,814          (13,032)(d)       136,782
General and administrative        204,187           (3,500)(e)       200,687
                               ----------       ----------        ----------
                                  354,001          (16,532)          337,469
                               ----------       ----------        ----------
Net income                     $7,526,363       $1,388,609        $8,914,972
                               ==========       ==========        ==========
Net income per limited
  partnership unit             $   108.91       $    20.09 (c)    $   129.00
                               ==========       ==========        ==========
Number of limited partner-
  ship units outstanding
  during the period                68,414           68,414            68,414
                               ==========       ==========        ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(e) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.